[Peoples Benefit Life Insurance Company Letterhead]

March 15, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Peoples Benefit Life Insurance Company Separate Account V—Advisor’s Edge

Variable Annuity, Advisor’s Edge Select Variable Annuity and Dimensional Variable Annuity

File No.33-80958, 811-6564, CIK 884067

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc.; AllianceBernstein Variable Products Series Fund, Inc.; Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Dreyfus Investment Portfolios; Dreyfus Socially Responsible Growth Fund, Inc.; Dreyfus Variable Investment Fund; Federated Insurance Series; Gartmore Variable Insurance Trust; Seligman Portfolios, Inc.; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; Vanguard Variable Insurance Fund and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Fund, Inc. (CIK: 778207) filed March 4, 2004
•	AllianceBernstein Variable Products Series Fund, Inc.—Class B (CIK: 825316) filed March 10, 2004
•	Credit Suisse Trust (CIK: 941568) filed March 8, 2004
•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed February 6, 2004
•	Dreyfus Investment Portfolios (CIK: 1056707) filed March 3, 2004
•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064) filed March 1, 2004
•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 24, 2004
•	Federated Insurance Series (CIK: 912577) filed March 2, 2004
•	Gartmore Variable Insurance Trust (CIK: 353905) filed March 11, 2004
•	Seligman Portfolios, Inc. (CIK: 817841) filed March 11, 2004
•	SteinRoe Variable Investment Trust (CIK: 815425) filed March 4, 2004

Securities and Exchange Commission

March 15, 2004

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed February 26, 2004
•	Vanguard Variable Insurance Fund (CIK: 857490) filed February 27, 2004
•	Wanger Advisors Trust (CIK: 929521) filed March 5, 2004

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/    Brenda D. Sneed

Brenda D. Sneed

Assistant General Counsel